SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 4, 2008
DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction) of incorporation)	0-5423 (Commission file number)	59-1277135 (I.R.S. employer identification no.)
11770 U.S. Highway One, Suite 101
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)
(561) 627-7171
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01 Regulation FD Disclosure.
     Representatives of Dycom Industries, Inc. (the “Company”) made a presentation at the KeyBanc Capital Markets 2008 Industrial Automotive & Transportation Conference in Boston, Massachusettes on Wednesday, June 4, 2008 and are also making a presentation at the Credit Suisse 2008 Engineering & Environmental Services Conference in New York City, New York on Thursday, June 5, 2008. A copy of the slide package used by the Registrant at both conferences is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Dycom presentation at the Credit Suisse conference will be broadcast to the public through a live simulcast on Thursday, June 5, 2008, at approximately 1:15 p.m. (E.T.). This simulcast along with related slides will be available via the Company’s web site at http://www.dycomind.com under the heading “Investors” and subheading “Event Details.” A replay of the live simulcast with the related slide presentation will be available beginning Friday, June 6, at http://www.dycomind.com until Saturday, July 5, 2008.
     Please refer to page 1 (following the cover page) of Exhibit 99.1 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto. The forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof. In addition, the Company disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 7.01 of this report on Form 8-K. In addition, please refer to page 1 (following the cover page) of Exhibit 99.1 for a discussion of non-GAAP financial measures included therein. A reconciliation of these measures to the most directly related comparable GAAP measures is included at the end of the Exhibit.
     The information in the preceding paragraphs, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Current
Report on Form 8-K.
Item 9.01 Financial Statement and Exhibits.

(d)	Exhibit

99.1	Slide package to be presented on June 4, 2008 and June 5, 2008 (furnished with the Commission as a part of this Current Report on Form 8-K).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: June 4, 2008

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
	Name:	Richard B. Vilsoet
	Title:	Vice-President and General Counsel

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